                     HOTCHKIS AND WILEY VARIABLE TRUST LOGO

                           725 SOUTH FIGUEROA STREET
                                   SUITE 4000
                       LOS ANGELES, CALIFORNIA 90017-5400

                                  800-236-4479

                               INVESTMENT ADVISOR
                               HOTCHKIS AND WILEY
                           725 SOUTH FIGUEROA STREET
                                   SUITE 4000
                       LOS ANGELES, CALIFORNIA 90017-5400

                                 LEGAL COUNSEL
                           GARDNER, CARTON & DOUGLAS
                             321 NORTH CLARK STREET
                            CHICAGO, ILLINOIS 60610

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN 53202

                                  DISTRIBUTOR
                       PRINCETON FUNDS DISTRIBUTOR, INC.
                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536

                                 ADMINISTRATOR
                               AND TRANSFER AGENT
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 EAST MICHIGAN STREET
                           MILWAUKEE, WISCONSIN 53202

                                   CUSTODIAN
                               FIRSTAR BANK, N.A.
                            615 EAST MICHIGAN STREET
                           MILWAUKEE, WISCONSIN 53202

                         THIS MATERIAL MUST BE PRECEDED
                        OR ACCOMPANIED BY A PROSPECTUS.

                                 ANNUAL REPORT

                               DECEMBER 31, 1999

                                      LOGO

                     HOTCHKIS AND WILEY VARIABLE TRUST LOGO

                           LOW DURATION VIP PORTFOLIO
            -------------------------------------------------------
Seeks to maximize total return, consistent with preservation of capital. The Fund invests in bonds of varying maturities with a portfolio duration of one to three years.
                     HOTCHKIS AND WILEY: INVESTMENT ADVISOR

                         HOTCHKIS AND WILEY FUNDS LOGO

DEAR SHAREHOLDERS:

We are pleased to present to you the annual report of the Hotchkis and Wiley Variable Trust Low Duration VIP Portfolio.

Interest rates continued climbing during 1999 as continued strength in the U.S. economy, resumed growth overseas, Y2K concerns and Federal Reserve tightening combined to weigh heavily on the markets. The Fed increased the Fed Funds rate, the rate at which financial institutions lend to each other, by 25 basis points on three separate occasions, moving first on June 30th in an attempt to slow the economy. Admitting that productivity gains have produced the optimal combination of strong growth and low inflation, the Fed put the rate hikes in the context of taking back 1998's easings. The bond market anticipated these moves, as well as additional moves in the year 2000; hence, interest rates on U.S. Treasuries rose from 80 basis points to 180 basis points higher across maturities. The benchmark thirty-year Treasury ended the year yielding 6.48% from 5.09% at the beginning of 1999. Yields on intermediate securities, which are highly sensitive to the Fed's actual and anticipated activity, rose the most.

While signs of inflation remained limited throughout the year, the market reacted to continued strong gross domestic product growth numbers. Consumers remained extremely optimistic due to income and wealth gains and were key drivers of the latter part of this historical expansion. The GDP estimate for the third quarter of 1999 came in at an unsustainable 5.7%, while the price deflator, an inflation barometer, registered only 1.1%. The market has been concerned that strong growth increases the odds of future inflation, an historical relationship which seems to be on hold in this "Goldilocks" economy (not too hot, not too cold). The laws of supply and demand have not been repealed and concern centers on resource constraints which may affect price increases. On the one hand, an excess supply of goods and services and strong competition has kept a lid on prices at almost all levels of the economy. On the other hand, the supply of some resources may be at its limit. Labor is the prime example, with the unemployment rate at 4.1% at year-end and more individuals in the work force than ever before. The pool of available workers is at all time lows, indicating, perhaps, lower productivity growth going forward and/or increasing labor costs.

As rates rose, our below-market interest rate sensitivity aided relative performance. Investors began re-entering non-Treasury sectors in the latter half of the year. Mortgage-backed and asset-backed securities strongly outperformed as increasing yields reduced prepayment risk. Significant overweights of both of these sectors contributed to returns. Corporate securities lagged, in general, due to heavy issuance related to Y2K and the perception of increasing defaults amidst decreasing profit growth as rates increased. Our overweight of corporates relative to the all-Treasury indexes had a negative impact on returns. Unfortunately, holdings in Rite Aid were hit as the company revealed accounting problems in late September. The bonds traded down through most of October and November before rebounding in December.

With Y2K concerns out of the way, we expect the Fed to resume tightening in 2000, beginning at its first meeting in February. Although the Fed went on the record in December as being neutral, its statement clearly indicated a fear of mounting inflationary pressures. If economic growth remains near 4% in the next few quarters, we would not be surprised to see 50 to 75 basis points of further tightening from the Fed. We also anticipate continued outperformance of non-Treasury sectors as valuations remain attractive due to year-end liquidity concerns.

As always, we appreciate the trust you place in us. We thank you for your continued support and we look forward to reporting to you again in six months. Sincerely,

Nancy D. Celick sig
Nancy D. Celick
President
HOTCHKIS AND WILEY VARIABLE TRUST

The opinions expressed above are as of December 31, 1999. They are subject to change and any forecast made cannot be guaranteed. The Portfolio might not continue to hold any specific securities mentioned and has no obligation to disclose purchases or sales in these securities.

                           LOW DURATION VIP PORTFOLIO
                       MARCH 18, 1998 - DECEMBER 31, 1999

                                 [LINGE GRAPH]

                                                       Ended 12/31/99
                                                       --------------
                                                               ML 1-3
                                                    Fund    U.S. Treasury
-------------------------------------------------------------------------
One year                                            2.8%        3.1%
-------------------------------------------------------------------------
Since Inception (3/18/98)                           4.0%        4.8%
-------------------------------------------------------------------------

HOW A $10,000 INVESTMENT HAS GROWN:

    The chart above shows the growth of a $10,000 investment in the Portfolio as compared to the performance of a representative market index. The table below the chart shows the average annual total returns on an investment for the period shown since inception and a total return for the one year period.

    Total returns and average annual total returns are net of all charges and fees and assume the reinvestment of capital gain distributions and shareholder dividends at net asset value. Insurance related fees and expenses are not reflected in these returns and, if they were, returns would be lower. Please see the prospectus for details. The investment advisor pays annual operating expenses of the Portfolio in excess of 0.58% of average net assets. Were it not to pay such expenses, net returns would be lower. Investment return and principal will vary so that shares, when redeemed, may be worth more or less than their original cost. The Portfolio may invest a portion of its assets in non-investment grade debt securities, commonly referred to as high yield or "junk" bonds, which may be subject to greater market fluctuations and risk of loss of income and principal than securities in higher rating categories. The Portfolio may also invest a portion of its assets in foreign securities, which involve special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political economic or other developments. Past performance is no guarantee of future performance.

    The Merrill Lynch 1-3 Year U.S. Treasury Note Index is an unmanaged index of Treasury securities with maturities of one to three years, which securities are guaranteed as to the timely payment of interest and principal by the U.S. government. The Portfolio owns securities not reflected in the Index or guaranteed. The Index does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Portfolio. The Portfolio is not identical in composition to the Index; the securities and weightings among securities in the Portfolio differ from those in the Index. It is not possible to invest directly in an index.

                  SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                           LOW DURATION VIP PORTFOLIO

         CORPORATE BONDS             Principal
        AND NOTES -- 27.4%            Amount        Value
------------------------------------------------------------
BANKS -- 2.9%
 ............................................................
Sovereign Bancorp, 6.625%,
  3/15/2001                          $ 50,000     $   48,755
------------------------------------------------------------
EUROBANKS -- 10.2%
 ............................................................
National Westminster Bank P.L.C
  6.62%, 9/16/2002 #                   75,000         75,125
 ............................................................
Okobank, CLB 9/09/2002, 6.62%,
  9/29/2049 #                          50,000         49,252
 ............................................................
Svenska Hndls Banken, CLB
  3/03/2002, 6.6212%, 3/29/2049 #      50,000         49,331
 ...................... .......................     ---------
                                                     173,708
------------------------------------------------------------
FINANCIAL SERVICES -- 4.4%
 ............................................................
Lehman Brothers Holdings, 7.000%,
  10/01/2002                           25,000         24,773
 ............................................................
U.S. West Capital Funding,
  (Acquired 6/03/1999, cost
  $50,000), 6.5712%, 6/15/2000 # r     50,000         49,990
 ...................... .......................     ---------
                                                      74,763
------------------------------------------------------------
OIL -- INTEGRATED -- 2.9%
 ............................................................
Occidental Petroleum Corp., 6.24%,
  11/24/2000                           50,000         49,661
------------------------------------------------------------
RETAIL -- 2.5%
 ............................................................
Rite Aid Corp., (Acquired
  12/16/1998, cost $49,914),
  5.500%, 12/15/2000 r                 50,000         43,250
------------------------------------------------------------
TELECOMMUNICATIONS -- 1.6%
 ............................................................
Sprint Spectrum L.P., CLB
  8/15/2001, 11.00%, 8/15/2006         25,000         27,641
------------------------------------------------------------
TRANSPORTATION -- 2.9%
 ............................................................
Bombardier Capital, Inc.,
  (Acquired 1/22/1999, cost
  $49,897), 6.00%, 1/15/2002 r         50,000         48,757
 ...................... .......................     ---------
Total corporate bonds and notes                      466,535
  (cost $476,538)
------------------------------------------------------------

        GOVERNMENT AGENCY
         MORTGAGE-BACKED             Principal
        SECURITIES -- 8.8%            Amount        Value
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.7%
 ............................................................
Federal National Mortgage Association,
 ............................................................
  1993-142 SA, 8.957%, 10/25/2022
    #                                $  7,329     $    6,818
 ............................................................
  1997-76 FT, 6.8687%, 9/17/2027 #     22,142         20,622
 ............................................................
  Pool # 508757, 6.3610%,
    8/01/2029                         122,992        119,764
 ...................... .......................     ---------
                                                     147,204
------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 0.1%
 ............................................................
Federal National Mortgage
  Association,
  1998-48 CI (IO), 6.50%,
    8/25/2028                           8,050          1,664
 ...................... .......................     ---------
Total government agency mortgage-
  backed securities
                                                     148,868
  (cost $152,007)
------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED SECURITIES -- 32.1%
------------------------------------------------------------
ASSET-BACKED SECURITIES -- 25.2%
 ............................................................
Asset Backed Funding Certificates,
  CLB, 1999-1 A2F, 7.641%,
  10/25/2030                           24,940         24,885
 ............................................................
Associates Manufactured Housing
  Pass Through Certificates, CLB,
  1996-2 A4, 6.60%, 6/15/2027          75,000         74,172
 ............................................................
Champion Auto Grantor Trust,
  (Acquired 3/18/1998, cost
  $10,827) CLB, 1998-A A, 6.11%,
  10/15/2002 r                         10,827         10,814
 ............................................................
Chemical Master Credit Card Trust
  1, CLB, 1995-2 A, 6.23%,
  6/15/2003                            25,000         24,948
 ............................................................
CIT Marine Trust, CLB, 1999-A A2,
  5.80%, 4/15/2010                     50,000         48,214
 ............................................................
DiTech Home Loan Owner Trust, CLB,
  1997-1 A2, 6.59%, 4/15/2013           9,548          9,530
 ............................................................
Green Tree Recreational, Equipment
  & Consumer Trust, CLB:
 ............................................................
  1996-B CTFS, 7.70%, 7/15/2018        50,000         48,009
 ............................................................
  1996-C A1, 6.7025%, 10/15/2017 #     45,016         45,043
 ............................................................

                     See Notes to the Financial Statements

                  SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                           LOW DURATION VIP PORTFOLIO

                                     Principal
                                      Amount        Value
------------------------------------------------------------
Nationslink Funding Corporation,
  CLB, 1999-SL A1V, 6.8187%,
  4/10/2007 #                        $ 64,750     $   64,772
 ............................................................
Navistar Financial Corporation
  Owner Trust, CLB, 1996-B A3,
  6.33%, 4/21/2003                     38,999         39,006
 ............................................................
Nomura Asset Securities
  Corporation, CLB, 1995-MD3 A1A,
  8.17%, 3/04/2020                     38,227         38,787
 ...................... .......................     ---------
                                                     428,180
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.9%
 ............................................................
Citicorp Mortgage Securities,
  Inc., CLB, 1997-3 A2, 6.92%,
  8/25/2027                             2,861          2,854
 ............................................................
First Union-Lehman Brothers
  Commercial Mortgage Trust, CLB,
  1997-C1 A1, 7.15%, 2/18/2004         23,157         23,017
 ............................................................
Nomura Depositor Trust, (Acquired
  9/03/1999, cost $49,104), 1998-
  ST1A A3A, 7.0125%, 1/15/2003 # r     50,000         49,031
 ............................................................
Ocwen Residential MBS Corp.,
  (Acquired 6/18/1998, cost
  $29,431), CLB, 1998-R2
  AP,6.4416%, 11/25/2034 # r           29,468         29,192
 ............................................................
Residential Funding Mortgage
  Securities, Inc., CLB, 1998-S17
  A6, 6.75%, 8/25/2028                 12,856         12,815
 ...................... .......................     ---------
                                                     116,909
 ...................... .......................     ---------
Total non-agency mortgage-backed securities          545,089
  (cost $553,828)
------------------------------------------------------------
                       U.S. TREASURY Principal
                    OBLIGATIONS -- 24.Amount        Value
------------------------------------------------------------
U.S. TREASURY NOTES:
 ............................................................
  5.50%, 2/29/2000                   $125,000     $  125,078
 ............................................................
  6.25%, 6/30/2002                    185,000        184,942
 ............................................................
  5.75%, 10/31/2002                   100,000         98,625
 ...................... .......................     ---------
Total U.S. Treasury obligations                      408,645
  (cost $413,402)
------------------------------------------------------------
VARIABLE RATE
DEMAND NOTES* -- 6.0%
------------------------------------------------------------
General Mills, Inc., 6.095%            60,723         60,723
 ............................................................
Pitney Bowes, Inc., 6.095%             41,653         41,653
 ...................... .......................     ---------
Total variable rate demand notes
                                                     102,376
  (cost $102,376)
------------------------------------------------------------
Total investments -- 98.3%
  (cost $1,698,151)                                1,671,513
 ............................................................
Other assets in excess of liabilities -- 1.7%         29,372
 ...................... .......................     ---------
                                                  $1,700,885
Total net assets -- 100.0%
------------------------------------------------------------

# -- Variable rate security. The rate listed is as of December 31, 1999.

* -- Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 1999.

IO -- Interest only.

CLB -- Callable.

r -- Restricted Security. Purchased in a private placement transaction; resale to the public may require registration or may be limited to qualified institutional buyers.

                     See Notes to the Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                 LOW DURATION VIP PORTFOLIO                   December 31, 1999
-------------------------------------------------------------------------------
ASSETS:
  Investments, at value*....................................     $1,671,513
  Cash......................................................          4,523
  Receivable from Advisor...................................         22,855
  Dividends and interest receivable.........................         14,404
  Organizational expenses, net of accumulated
    amortization............................................         11,987
  Prepaid expenses..........................................             15
                                                                 ----------
      Total assets..........................................      1,725,297
                                                                 ----------
LIABILITIES:
  Dividends payable.........................................          8,187
  Accrued expenses and other liabilities....................         16,225
                                                                 ----------
      Total liabilities.....................................         24,412
                                                                 ----------
      Net assets............................................     $1,700,885
                                                                 ==========
NET ASSETS CONSIST OF:
  Paid in capital...........................................     $1,744,882
  Undistributed net investment income.......................          2,784
  Accumulated net realized loss on securities...............        (20,143)
  Net unrealized depreciation of securities.................        (26,638)
                                                                 ----------
      Net assets............................................     $1,700,885
                                                                 ==========
CALCULATION OF NET ASSET VALUE PER SHARE:
  Shares outstanding (unlimited shares of no par value
    authorized).............................................        174,932
  Net asset value per share (offering and redemption
    price)..................................................     $     9.72
                                                                 ==========
*Cost of Investments........................................     $1,698,151
                                                                 ==========

                     See Notes to the Financial Statements

                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                 Year Ended
                 LOW DURATION VIP PORTFOLIO                   December 31, 1999
-------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income
    Interest................................................      $100,600
                                                                  --------
        Total income........................................       100,600
                                                                  --------
  Expenses
    Advisory fee............................................         7,842
    Legal and auditing fees.................................           537
    Custodian fees and expenses.............................         5,040
    Accounting and transfer agent fees and expenses.........        36,501
    Administration fee......................................           773
    Trustees' fees and expenses.............................           669
    Reports to shareholders.................................        12,445
    Registration fees.......................................            38
    Amortization of organizational expenses.................         4,196
    Other expenses..........................................            74
                                                                  --------
        Total expenses......................................        68,115
    Less, expense reimbursement.............................       (58,227)
                                                                  --------
        Net expenses........................................         9,888
                                                                  --------
    Net investment income...................................        90,712
                                                                  --------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
    Net realized loss on securities.........................       (17,121)
    Net change in unrealized depreciation of securities.....       (25,481)
                                                                  --------
  Net loss on investments...................................       (42,602)
                                                                  --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........      $ 48,110
                                                                  ========

                     See Notes to the Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  March 18, 1998**
                                                                 Year Ended            through
LOW DURATION VIP PORTFOLIO                                    December 31, 1999   December 31, 1998
---------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income...................................     $   90,712          $   61,726
    Net realized loss on securities.........................        (17,121)               (143)
    Net change in unrealized depreciation of securities.....        (25,481)             (1,157)
                                                                 ----------          ----------
        Net increase in net assets resulting from
        operations..........................................         48,110              60,426
                                                                 ----------          ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income...................................        (91,719)            (64,700)
                                                                 ----------          ----------
FUND SHARE TRANSACTIONS:
    Net proceeds from shares sold...........................        227,553           1,713,346
    Shares issued in connection with payment of dividends
     and distributions......................................         91,307              56,925
    Cost of shares redeemed.................................       (298,114)            (42,249)
                                                                 ----------          ----------
        Net increase in net assets from Fund share
        transactions........................................         20,746           1,728,022
                                                                 ----------          ----------
Total increase (decrease) in net assets.....................        (22,863)          1,723,748
NET ASSETS:
    Beginning of period.....................................      1,723,748                  --
                                                                 ----------          ----------
    End of period*..........................................     $1,700,885          $1,723,748
                                                                 ==========          ==========
*Including undistributed net investment income of:               $    2,784          $    1,612
                                                                 ==========          ==========
CHANGES IN SHARES OUTSTANDING:
    Shares sold.............................................         22,957             171,309
    Shares issued in connection with payment of dividends
     and distributions......................................          9,271               5,683
    Shares redeemed.........................................        (30,071)             (4,217)
                                                                 ----------          ----------
        Net increase........................................          2,157             172,775
                                                                 ==========          ==========
** Commencement of operations.

                     See Notes to the Financial Statements

                       NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 1999

NOTE 1.
ACCOUNTING POLICIES. The Low Duration VIP Portfolio (the "Fund") is a series of Hotchkis and Wiley Variable Trust (the "Trust"), an open-end, management investment company organized as a Massachusetts business trust on February 4, 1997 and registered under the Investment Company Act of 1940. The Fund commenced operations on March 18, 1998. The Fund seeks to maximize total return, consistent with preservation of capital. Shares of the Fund are not offered to the general public but may only be purchased by the separate accounts of participating insurance companies for the purpose of funding variable annuity contracts and/or variable life insurance contracts. In addition to the Fund, the Trust offers the Equity Income VIP Portfolio, the International VIP Portfolio and the Total Return Bond VIP Portfolio (collectively, the "Funds"). The assets of each series are invested in separate, independently managed portfolios. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

ORGANIZATIONAL EXPENSES: Expenses incurred by the Trust in connection with the organization, registration and the initial public offering of shares are being deferred and amortized over the period of benefit, but not to exceed sixty months from the Trust's commencement of operations. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any then unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

SECURITY VALUATION: Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") are valued at the last sale price as of 4:00 p.m., Eastern Time, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or NSM. Unlisted securities that are not included in NSM are valued at the average of the quoted bid and asked price in the over-the-counter market. Fixed-income securities are normally valued on the basis of quotes obtained from broker-dealers or pricing services. Certain fixed-income securities for which daily market quotations are not readily available may be valued pursuant to guidelines established by the Board of Trustees, with reference to fixed-income securities whose prices are more readily obtainable or an appropriate matrix utilizing similar factors. As a broader market does not exist, the proceeds received upon the disposition of such securities may differ from values previously furnished by such methods. Securities for which market quotations are not otherwise available are valued at fair value as determined in good faith by Hotchkis and Wiley (the "Advisor") under procedures established by the Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

FEDERAL INCOME TAXES: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

EXPENSE ALLOCATION: Common expenses incurred by the Trust are allocated among the Funds based upon (i) relative average net assets, (ii) as incurred on a specific identification basis, or (iii) evenly among the Funds, depending on the nature of the expenditure.

RESTRICTED SECURITIES: The Fund owns investment securities which are unregistered and thus restricted as to resale. Resale to the public may require registration or may be limited to qualified institutional buyers. At December 31, 1999, the Fund had restricted securities with an aggregate market value of $231,034, representing 14% of the net assets of the Fund.

WHEN-ISSUED SECURITIES: The Fund may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Fund records purchases of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other portfolio securities. The Fund segregates and maintains at all times cash or other liquid assets in an amount at least equal to the amount of outstanding commitments for when-issued securities.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid monthly. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

OTHER: Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified within the capital accounts.

NOTE 2.
INVESTMENT ADVISORY AGREEMENT. The Fund has an investment advisory agreement with the Advisor, with whom certain officers and Trustees of the Trust are affiliated. The Advisor is a division of Merrill Lynch Asset Management, L.P., an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. The Advisor receives a fee, computed daily and payable monthly, at the annual rate of 0.46% as applied to the Fund's daily net assets. The Advisor has agreed to pay all operating expenses in excess of 0.58% as applied to the Fund's daily net assets. For the year ended December 31, 1999, the Adviser paid $58,227 of operating expenses on behalf of the Fund.

As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Trustees of the Trust has adopted procedures which allow the Fund, under certain conditions described in the Rule, to acquire newly-issued securities from a member of an underwriting group in which an affiliated underwriter participates.

NOTE 3.
CREDIT FACILITY. Effective December 3, 1999, the Fund entered into a one year Credit Agreement with a syndicate of bank lenders led by Bank of America intended to provide the Fund with a source of cash to be used to meet redemption requests from Fund shareholders. The Fund together with certain other open-end investment companies advised by Merrill Lynch Asset Management, L.P. and/or its affiliates may borrow in the aggregate up to $1,000,000,000, except that in no event may the borrowing by the Fund or any participating fund be in excess of that permitted by its prospectus and Statement of Additional Information or by applicable law. The Fund had no borrowings under the Credit Agreement in 1999.

NOTE 4.
SECURITIES TRANSACTIONS. Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1999, were as follows:

                                                                Purchases                      Sales
                                                        --------------------------   --------------------------
                         Fund                           U.S. Government    Other     U.S. Government    Other
---------------------------------------------------------------------------------------------------------------
Low Duration VIP Portfolio............................    $1,266,280      $968,247     $1,483,209      $712,763

As of December 31, 1999, unrealized appreciation (depreciation) for federal income tax purposes was as follows:

                                                                  Net        Appreciated   Depreciated
                            Fund                              Depreciation   Securities    Securities
------------------------------------------------------------------------------------------------------
Low Duration VIP Portfolio..................................    $(26,638)       $410        $(27,048)

At December 31, 1999, the cost of investments for federal income tax purposes was $1,698,151. Any differences between book and tax are due primarily to wash sale losses.

At December 31, 1999, the Fund had accumulated net realized capital loss carryovers of $3,361 expiring in 2006 and $16,782 expiring in 2007. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryover.

NOTE 5.
FEDERAL TAX DISCLOSURE (UNAUDITED). For the year ended December 31, 1999, 23% of dividends distributed were derived from interest on U.S. government securities which is generally exempt from state income tax.

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                   March 18, 1998*
                                                                 Year Ended            through
                 LOW DURATION VIP PORTFOLIO                   December 31, 1999   December 31, 1998
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................     $     9.98          $    10.00
                                                                 ----------          ----------
  Income from Investment Operations:
    Net investment income...................................           0.54                0.46
    Net realized and unrealized loss on investments.........          (0.27)              (0.03)
                                                                 ----------          ----------
    Total from investment operations........................           0.27                0.43
                                                                 ----------          ----------
  Less Distributions:
    Dividends (from net investment income)..................          (0.53)              (0.45)
                                                                 ----------          ----------
Net Asset Value, End of Period..............................     $     9.72          $     9.98
                                                                 ==========          ==========
Total Return................................................           2.80%               4.40%(1)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period...................................     $1,700,885          $1,723,748
Ratio of expenses to average net assets
    Before expense reimbursement............................           4.00%               5.56%(2)
    After expense reimbursement.............................           0.58%               0.58%(2)
Ratio of net investment income to average net assets
    Before expense reimbursement............................           1.90%               0.47%(2)
    After expense reimbursement.............................           5.32%               5.45%(2)
Portfolio turnover rate.....................................            137%                296%(1)

 * Commencement of operations.
(1) Not annualized.
(2) Annualized.

                     See Notes to the Financial Statements

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Hotchkis and Wiley Variable Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Low Duration VIP Portfolio (one of the four portfolios of Hotchkis and Wiley Variable Trust, the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Milwaukee, WI
February 17, 2000